American Funds College Target Date Series® Statement of Additional Information Supplement October 12, 2018 (for statement of additional information dated February 9, 2018)

The following language under the title “Class 529-A purchases” in the “Sales charges” section of the Statement of Additional Information is amended in its entirety to read as follows:

Class 529-F-1 purchases

Purchases

If requested, American Funds Class 529-F-1 shares will be sold to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and
(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class 529-F-1 is established under this privilege, additional investments can be made in Class 529-F-1 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

In addition, Class 529-A shares may be offered at net asset value to companies exchanging securities with the fund through a merger, acquisition or exchange offer and to certain individuals meeting the criteria described above who invested in Class 529-A shares before Class 529-F-1 shares were made available under this privilege.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-300-1018O CGD/10149-S69530